SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 12, 2003 (August 12, 2003)

SPECTRX, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-22179 (Commission File Numbers)	58-2029543 (I.R.S. Employer Identification Nos.)

6025A Unity Drive Norcross, Georgia (Address of Principal Executive Offices)	30071 (Zip Code)

Registrants' Telephone Number, Including Area Code:     (770) 242-8723

(Former Name or Former Address, if Changed Since Last Report)

Item 5. OTHER EVENTS.
Item 7. FINANCIAL STATEMENTS AND EXHIBITS.
Item 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
SIGNATURES
EXHIBIT INDEX
Exhibit 99.1 Press Release, dated August 12, 2003.
Exhibit 99.2 (Earnings) Press Release, dated August 12, 2003.

Item 5.          Other Events.

On August 12, 2003, the registrant announced that its common stock will be listed on the OTC Bulletin Board effective at the opening of business on August 13, 2003 as more fully described in the press release, a copy of which is filed as Exhibit 99.1 hereto and which information is incorporated herein by reference.

Item 7.         Financial Statements and Exhibits.

                    (c)      Exhibits.

     The following exhibits are filed or furnished with this report:

Exhibit No.	Exhibit Description

99.1	Press Release, dated August 12, 2003
99.2	(Earnings) Press Release, dated August 12, 2003

Item 12.          Results of Operations and Financial Condition.

On August 12, 2003 , the registrant publicly released the registrant's financial results for the second quarter of 2003 as more fully described in the press release, a copy of which is furnished as Exhibit 99.2 hereto and which information is incorporated herein by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPECTRX, INC.

/s/ THOMAS H. MULLER, JR.
	By:	Thomas H. Muller, Jr.
Executive Vice President and Chief Financial Officer

Date: August 12, 2003

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press Release, dated August 12, 2003
99.2	(Earnings) Press Release, dated August 12, 2003